                                 SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       FECHTOR, DETWILER, MITCHELL & CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                 [LETTERHEAD OF FECHTOR, DETWILER, MITCHELL & CO.]


                           ________________________


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 22, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Fechtor, Detwiler, Mitchell & Co. will be held at the time and place set forth below.

     At the meeting, you will consider and vote on the following matters:

1. Approval of the Fechtor, Detwiler, Mitchell & Co. 2000 Omnibus Equity Incentive Plan.

2. Election of two directors to serve for three years or until their successor shall be elected.

3. Ratification of the selection of Deloitte & Touche LLP as our independent public accountants.

4.   Any other business properly brought before the meeting.

     Stockholders of record at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting. If you cannot attend and wish to vote by proxy, you are urged to mark, sign, and date the enclosed proxy and return it in the enclosed envelope.

     The date, time and place of the meeting are: May 22, 2000, at 10:00 am
                                         Pacific Daylight Savings Time
                                         The Inn at Rancho Santa Fe, 5951
                                         Linea Del Cielo
                                         Rancho Santa Fe, California 92067



                                              /s/ James K. Mitchell
                                              James K. Mitchell
                                              Chairman and President

     This Proxy Statement, dated April 5, 2000, was first mailed to stockholders on or about April 10, 2000.

               [LETTERHEAD OF FECHTOR, DETWILER, MITCHELL & CO.]


                              Proxy Statement For
                        Annual Meeting of Stockholders
                          To Be Held on May 22, 2000


                                    GENERAL

     The enclosed Proxy is solicited by the Board of Directors on behalf of Fechtor, Detwiler, Mitchell & Co., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 22, 2000 at 10:00 a.m., Pacific Daylight Savings Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067.

     Our company's principal executive offices are located at 225 Franklin Street, 20th Floor, Boston, MA 02110, and the telephone number is (617) 451-0100. These proxy solicitation materials were first mailed on or about April 10, 2000 to all stockholders entitled to vote at the Annual Meeting.

            INFORMATION CONCERNING VOTING, SOLICITATION AND PROXIES

Record Date and Shares Outstanding

     Stockholders of record at the close of business on March 31, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, our company had approximately 12,916,451 issued and 12,781,251 outstanding, shares of common stock, $0.01 par value (the "Common Stock"), and no shares of preferred stock issued or outstanding.

Solicitation

     The cost of this proxy solicitation will be paid by our company. Our company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited by certain of our company's directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Deadlines for Receipt of Stockholder Nominations, Proposals and Proposals for Inclusion in the Proxy Statement for the 2001 Annual Meeting

     Section 2.5 of our company's Bylaws provides that nominations may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally, provided that all stockholders intending to nominate director candidates for election must deliver written notice thereof to the Secretary of our company, which notice must be received not less than sixty nor more than ninety days prior to the meeting or, if less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, within ten days after the date on which notice of such meeting is first given to stockholders. Such notice must set forth certain information concerning the nominating stockholder and his or her nominee(s), including their names and addresses, such other information as would be required to be in the proxy statement soliciting proxies for the election of the nominees of such stockholder and the consent of each nominee to serve as a director of our company if so elected. The chairman of the Annual Meeting will refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Our Bylaws also require that stockholders give advance notice and follow certain other procedures with regard to business they wish to bring before an annual meeting of stockholders. Section 2.6 of our company's Bylaws provides that all stockholders intending to bring business before the meeting deliver written notice thereof to the Secretary of our company in the same manner and within the same periods as required for stockholder nominees for the Board of Directors, as described in the preceding paragraph. Such notice shall set forth certain information concerning such stockholder and the proposed business, including any material interest of the stockholder in such business. The chairman of the Annual Meeting will refuse to permit business to be brought before the Annual Meeting if notice is not given in compliance with the foregoing procedure.

     Our company intends to hold its next Annual Meeting of Stockholders on or about May 22, 2001. Stockholders seeking to include a proposal in the Proxy Statement for our company's 2001 Annual Meeting must ensure that such proposal is received at the executive offices of our company on or before March 22, 2001. Inclusion of any such proposal is subject to certain other requirements.

Board Meetings and Committees

     The business affairs of our company are managed by or under the direction of the Board of Directors, although it is not involved in day-to-day operations. During the year ended December 31, 1999, the Board of Directors met five times.

     The Board of Directors of our company has standing Audit and Compensation Committees.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for our company and monitors and evaluates the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent public accountants our company's annual audit and annual consolidated financial statements; reviews our company's financial reporting policies and practices; reviews with management the status of internal audit and control procedures, adequacies of financial staff and other matters and makes such recommendations to the Board of Directors as may be appropriate; evaluates matters having a potential financial impact on our company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and reviews all public financial reporting documents of our company. The current members of the Audit Committee are Messrs. Jenkins, Baran and Beek. Mr. Jenkins is the Chairman. The Audit Committee held one meeting during fiscal 1999.

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the full Board of Directors with respect to the specific compensation to be paid or provided to executive officers and also recommends incentive stock options under our company's 1993 Executive and Employee Stock Option Plans. The current members of the Compensation Committee are Messrs. Sharp, Beek and Jenkins. Mr. Sharp is the Chairman. The Compensation Committee held one meeting during fiscal 1999.

     During the fiscal year ended December 31, 1999, each of the Directors of our company attended at least 80% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of the committee(s) of the Board on which he served during the period he served in such capacities.

     BOARD OF DIRECTORS AND OFFICERS OF FECHTOR, DETWILER, MITCHELL & CO.

     The following table sets forth names and certain other information concerning our company's Directors and executive officers, as of March 31, 2000:

                                                                                                             Term of
                                                                                                            Office as
                                                                                                            Director
Name                                      Age                           Position                           Will Expire
-----------------------------------------------------------------------------------------------------------------------
James Mitchell                             61                      Chairman, President                       2001
                                                                      and Director

Richard Fechtor                            69                    Chief Executive Officer                     2002
                                                                      and Director

Edward Hughes                              59                    Chief Operating Officer                     2000
                                                                      and Director

Andrew Detwiler                            40                           Director                             2002

Edward Baran                               64                           Director                             2000

Barton Beek                                76                           Director                             2002

Frank Jenkins                              63                           Director                             2001

Robert Sharp                               64                           Director                             2001

Stephen Martino                            43                    Chief Financial Officer

Stephen Frank                              47               Chief Legal Officer and Secretary

     Information with respect to the principal occupation during the past five years of each nominee, each current Director and each executive officer is set forth below. There are no family relationships among Directors or executive officers of our company.

     James Mitchell became a Director in October 1988 and became Chairman of our company on January 1, 1993 and served as Chief Executive Officer between January 1, 1993 and August 30, 1999. He assumed the responsibilities of President of our company on January 1, 1997. Mr. Mitchell is the founder of one of our operating subsidiaries, James Mitchell & Co. In 1973, Mr. Mitchell was a founding officer of Security First Group, a financial services firm that pioneered the concept of marketing insurance and annuity products through stock brokerage firms. Before joining that firm, Mr. Mitchell served as Vice President of Marketing for the Variable Annuity Life Insurance Company of Houston, Texas. He attended Portland State University and is a registered General Securities Principal with the NASD.

     Richard Fechtor is the CEO and Director of one of our principal subsidiaries, Fechtor, Detwiler & Co., Inc. ("Fechtor, Detwiler"). Mr. Fechtor has also served as Treasurer of that company during the past 36 years. He is a graduate of Boston University. Mr. Fechtor serves on the Boards of Directors of Vascular Lab and Creative Bakeries. Mr. Fechtor is a registered NASD General Securities Principal.

     Edward Hughes is Vice President and Director of Operations of Fechtor, Detwiler and has been with that company for 13 years. He holds a Bachelor of Science degree in Business Administration and an Associates Degree in Finance from Northeastern University. Mr. Hughes has served as a member and as Chairman of the 13th District Committee of the NASD. He is a registered General Securities and Financial Principal with the NASD.

     Andrew Detwiler has been with Fechtor, Detwile for 16 years having served as Director of Research and currently as Managing Director of Capital Markets and became CEO of that company on April 1, 2000. He graduated from the University of Vermont and also serves on the Board of Directors of Wade Golf Centers, Inc. and Radican Systems, Inc. He is a registered General Securities Principal with the NASD.

     Edward Baran became a Director in August 1992. Mr. Baran, who has spent more than thirty years in the insurance business, is currently Chairman and Chief Executive Officer of BCS Financial Corporation, a financial services holding company. Prior to joining BCS in November 1987, Mr. Baran was Vice Chairman, President and Chief Executive Officer of Capitol Life Insurance Company of Denver, Colorado. He is a graduate of Georgetown University and a member of the Audit and Compensation Committees of the Board of Directors.

     Barton Beek became a Director in January 1984. Mr. Beek is a securities attorney specializing in mergers and acquisitions and a senior partner of O'Melveny & Myers, a law firm that he joined in 1955, with offices worldwide. Mr. Beek is a graduate of the California Institute of Technology, the Stanford University Graduate School of Business and Loyola College of Law. Mr. Beek is a director of Wynns International, Inc. He is a member of the Audit and Compensation Committees of the Board of Directors.

     Frank Jenkins is an Associate Professor of Finance at RPI Lally School of Management in Hartford, Connecticut, and also provides ongoing financial, marketing and business strategy consulting to several clients. He was formerly the Chief Financial Officer, Vice President and managing partner of Harbridge House, Inc. for 25 years until it was purchased by Coopers & Lybrand in 1993. Mr. Jenkins retired as Managing Director of Coopers & Lybrand in 1998. He graduated from North Carolina State University with a BSME and has a MBA from Wharton School, University of Pennsylvania. He is currently on the Board of Directors of Metro West Health, Inc., Metro West Community Healthcare Foundation, Inc., Clark, Cutler & McDermott, Inc. and the Boston Classical Orchestra. He is Chairman of the Audit Committee and a member of the Compensation Committee of the Board of Directors.

     Robert Sharp became a Director in May 1995. Mr. Sharp retired from his position as President and Chief Executive Officer of Keyport Life Insurance Company in February 1992 after having served in that position since 1979. Mr. Sharp is the past chairman of the National Association for Variable Annuities and a former director of the National Association of Life Companies. Mr. Sharp is a graduate of the California State University at Sacramento and is a registered Principal with the NASD. Mr. Sharp is also a director of Navallier Variable Funds, a mutual fund. Mr. Sharp is a member of the Audit Committee and Chairman of the Compensation Committee of the Board of Directors.

     Stephen Martino became the Chief Financial Officer of our company in October 1999. Prior to joining us, Mr. Martino was Senior Vice President of Finance for Nvest, a New York Stock Exchange listed firm with approximately $125 billion in assets under management. Previously, he served in senior management positions with First Data Corporation and KPMG Peat Marwick. He received a BS in Business Administration, graduating magna cum laude, from Northeastern University. He is a member of the American Institute of CPAs and the Massachusetts Society of CPAs.

     Stephen Frank has been the Chief Legal Officer and Chief Compliance Officer of Fechtor, Detwiler & Co., Inc. since 1993. He has a BA in Psychology from C.W. Post College and a JD from New York Law School. Mr. Frank has sat as both an arbitrator and chairperson in NASD sponsored arbitrations and has been a member of the NYSE and NASD Content Committee for national continuing education. He is a registered General Securities Principal with the NASD.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of our company's last three fiscal years to our Chief Executive Officer (the "named executive officer") (1):

                                                                                    Long-Term
                                                                                   Compensation
                                                                                      Awards
                                                                                    Securities
                                                            Annual Compensation     Underlying       All Other
                                                            -------------------      Options/       Compensation
  Name and Principal Position                   Year         Salary ($) Bonus ($)  SARs (#)(2)        ($)(3)
-------------------------------------------------------------------------------------------------------------------
Richard Fechtor, Chief Executive Officer        1999 (4)     73,558         --             --       63,757

James Mitchell, Chairman and President          1999        225,000     37,500        125,000        9,529
                                                1998        225,000         --             --        9,740
                                                1997        239,087         --        100,000        7,811

________________________
(1) Although SEC regulations require information for the four highest paid executive officers in the classification of the "named executive officers" (in addition to the Chief Executive Officer), no other executive officer of our company qualified for this specification under Regulation S-K, Item 402a(3) during 1999.

(2)  Our company does not have any outstanding Stock Appreciation Rights
     ("SARs").

(3) Amounts reported for Mr. Mitchell in the "All Other Compensation" column include $4,700, $4,911 and $2,982, respectively, for 1999, 1998 and 1997, representing our company's contributions to its 401(k) Savings Plan on his behalf and $4,829 for each of 1999, 1998 and 1997, representing life insurance premiums advanced by our company pursuant to a split dollar insurance agreement. Mr. Fechtor's total under All Other Compensation includes $63,757 earned in regular commissions between September 1, 1999 and December 31, 1999 for sales of securities by Mr. Fechtor during this period. Such commissions were at the rates customarily paid to retail brokers and traders in the stock brokerage industry.

(4) Includes compensation from September 1, 1999 to December 31, 1999. Mr. Fechtor was not employed by our company prior to September 1, 1999.

Option Grants

     The following table provides information related to grants of options to purchase Common Stock to the named executive officers during the 1999 fiscal year:

                                  Individual Grants
-------------------------------------------------------------------------------------
                                      Percent of Total                                  Potential Realizable
                       Number of        Options/SARs                                      Value at Assumed
                      Securities       Granted to All                                      Annual Rate of
                      Underlying         Employees        Exercise Price                    Stock Price
                     Options/SARs      During Fiscal       or Base Price   Expiration     Appreciation for
       Name           Granted (1)         Year (1)            ($/sh)          Date        Option Term (2)
       ----           -----------         --------            ------          ----        ---------------
                                                                                        5% ($)      10%($)
                                                                                       --------    --------
James Mitchell          125,000           16.84%              $0.969       12/13/04    $154,590    $195,073

___________________

(1) Our company does not have any outstanding SARs. The option for Mr. Mitchell vests in annual installments of 41,667, 41,667 and 41,666 shares beginning December 13, 2000.

(2) The 5% and 10% assumed rates of appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our company's estimate or projection of the future Common Stock price. The potential realizable value was calculated using the closing price of the Common Stock on December 13, 1999 of $0.969 per share. The exercise price was determined by using the same closing price.

Option Exercises and Fiscal Year-End Option Values

     The following table provides information related to options exercised by the named executive officer during the 1999 fiscal year and the number and value of options held at fiscal year-end.

                                                         Number of Securities
                                                        Underlying Unexercised           Value of Unexercised
                                                         Options/SARs at FY-            In-the-Money Options/
                     Shares Acquired        Value               End (#)(1)               SARs at FY-End ($)(1)(2)
       Name          On Exercise (#)     Realized ($)    Exercisable  Unexercisable      Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------------------
James Mitchell             0                 0             100,000      125,000           $137,500       $121,125

_________________
(1)  Our company does not have any outstanding SARs.

(2) The closing price for the Common Stock on December 31, 1999, as reported by the NASDAQ National Market System, was $1.375. Mr. Mitchell's exercisable options are at the price of $1.375. The remaining unexercisable options are at the price of $0.969 per share.

Compensation of Directors

     The members of the Board of Directors who are not full-time employees of our company are entitled to receive reimbursement for out-of-pocket expenses they incur in attending Board meetings and otherwise performing their duties and receive fees of $1,000 for each meeting of the Board of Directors which they attend. Members of committees additionally receive $500 per committee meeting held on the same day as a Board of Directors' meeting, or $1,000 per committee meeting if held on a different day. Non-employee Directors receive formula grants of non-qualified stock options under our company's 1993 Executive Stock Option Plan. Options to acquire 12,000 shares of common stock are to be granted within six months after an individual takes office as a Director and options to acquire an additional 12,000 shares are to be granted within six months after every third anniversary of such Director's taking office. As reported in the Form 10-K for the year ended December 31, 1997, on February 17, 1998, in addition to their regular formula grants, the outside Directors of our company were each granted stock options to purchase 25,000 shares of common stock at a price of $1.125, which was equal to the closing price for the common stock on June 30, 1998. If approved by our stockholders, Directors will be eligible for automatic grants of 24,000 shares of common stock every third anniversary of their initial election as a Director under the 2000 Omnibus Stock Equity Plan. Officers of our company are not compensated for their services as Directors or committee members.

Compensation Committee Interlocks and Insider Participation and Certain Relationships and Related Transactions

     Mr. Jenkins performed services as a consultant to Fechtor, Detwiler & Co., Inc. in connection with the merger that was completed on August 30, 1999 and received compensation of 150,000 shares of Common Stock in our company.

     Mr. Beek is of counsel to O'Melveny & Myers LLP, a law firm that advised JMC Group Inc. in connection with the merger.

     Subsequent to the merger neither Mr. Jenkins nor Mr. Beek or his law firm have provided, or are expected to provide in the future, any services to our company except as directors.

Compensation Committee Report on Executive Compensation

     During 1999 executive compensation policy and practice were recommended to the Board by a Compensation Committee (the "Committee"). Subsequent to the merger on August 30, 1999 between JMC Group Inc. and Fechtor, Detwiler & Co., Inc., the Committee has been composed of Robert Sharp, Chairman, Frank Jenkins and Barton Beek. Prior to the merger, the Committee of JMC Group Inc. was composed of Robert Sharp, Edward Baran, Barton Beek and Charles

Black, a former Director of JMC Group, Inc. Prior to the merger, Fechtor, Detwiler & Co., Inc. did not have a Compensation Committee. The Committee held one meeting during 1999.

     The Committee's compensation policy is to provide our company's senior officers, including the executive officers named in this proxy statement, with base salaries commensurate with the base salaries of executives in our industry, augmented by (i) performance-based bonuses and (ii) stock incentives, primarily stock options. The objectives of the Committee's policies are to attract and retain outstanding executives by providing compensation opportunities comparable to those offered by other companies in our industry, and to motivate and reward these executives with bonuses and stock awards which link their total compensation to the enhancement of shareholder values.

     Richard Fechtor was President of Fechtor, Detwiler & Co. prior to the merger and became CEO of Fechtor, Detwiler, Mitchell & Co. subsequent to the merger. Prior to the merger his compensation consisted of commissions on business initiated by him in the course of the firm's trading and brokerage business. Such commissions were at the rates customarily paid to retail brokers and traders in the stock brokerage industry.

     Concurrent with the merger, and as one of the terms of the Merger Agreement, Mr. Fechtor became CEO of Fechtor, Detwiler, Mitchell & Co. and entered into an employment agreement with our company for a three-year term providing for base salary of $225,000.

     Prior to the merger, Mr. Mitchell was the only executive officer of JMC Group Inc. whose compensation is reportable under the rules of the Securities and Exchange Commission. His compensation for 1999 was $225,000, established pursuant to a three-year employment contract entered into between our company and Mr. Mitchell in 1998. Concurrent with the merger, Mr. Mitchell became Chairman of our company and continues to receive compensation at the rate of $225,000 per year pursuant to his employment contract.

     The Committee at its December 13, 1999 meeting considered the operating results for 1999 (excluding merger-related costs) and awarded cash bonuses to Messrs. Mitchell, Martino, Hughes and Frank, the President, Chief Financial Officer, Chief Operating Officer and Chief Legal Officer of our company, respectively.

     The Committee considers from time to time the grant of options or other stock-based compensation awards to senior executives of our company. The Committee has not developed any specific formula for such awards. At its December 13, 1999 meeting, the Committee reviewed the accomplishments of our senior officers and key employees and recommended the grant of options to Mr. Mitchell (125,000 shares), Mr. Hughes and Mr. Andrew Detwiler (100,000 shares each) and 50,000 shares each to Brian Kritzer, Doug Jones and Peter Fenton, and 10,000 shares to Eliot Herman, each of whom (in the judgment of the Committee) had made and would continue to make an important contribution to our success. During 1999, a grant of 100,000 shares was also made to Mr. Martino. The Committee noted that Mr. Richard Fechtor and Mr. Robert Detwiler had made, and were expected to continue to make, very substantial contributions to the success of our company, but in view of their large shareholdings, the Committee did not recommend grants of options to them at that time.

     This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Acts, except to the extent that our company specifically incorporates this information by reference, and shall not otherwise be deemed "filed" under such Acts.

                            The Compensation Committee of the Board of
                            Directors of Fechtor, Detwiler, Mitchell & Co.

                            Robert Sharp, Chairman
                            Barton Beek
                            Frank Jenkins

                               Performance Graph

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the common stock during the five fiscal years ended December 31, 1999 with the cumulative total return on the S&P 500 Index and the NASDAQ Financial Stocks Industry Index.

                       [PERFORMANCE CHART APPEARS HERE]

[Assumes $100 invested on December 31,
1994 in Fechtor, Detwiler, Mitchell & Co.,
S&P 500 Index and NASDAQ Financial
Stock Industry Index]

PERFORMANCE              1994      1995      1996      1997      1998      1999
-----------              ----      ----      ----      ----      ----      ----
NASDAQ                 100.00    145.68    187.03    286.11    278.93    274.02
S&P 500                100.00    134.11    161.29    211.30    267.65    342.59
FEDM                   100.00     57.97     62.00     41.97     60.01     87.97

                             [GRAPH APPEARS HERE]


     The foregoing information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent our company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Unless otherwise noted below, the following table presents certain information with respect to the ownership of the common stock as of March 31, 2000 by each person known by our company to own beneficially more than 5% of the common stock, by each person who is a Director or nominee for Director of our company, by each named executive officer and by all executive officers and Directors of our company as a group:

                                                                      Shares of Common
                                                                            Stock
                                                                     Beneficially Owned
                                                                   as of March 31, 2000 (1)
                  Name                                               Number (2)(3)     %
------------------------------------------------------------------------------------------------
     Richard Fechtor (4)                                              2,612,000          19.51%
     Fechtor, Detwiler, Mitchell & Co.
     225 Franklin Street, 20th Floor
     Boston, MA 02110

     Robert Detwiler (4)(5)                                           2,405,000          17.97%
     Fechtor, Detwiler, Mitchell & Co.
     225 Franklin Street, 20th Floor
     Boston, MA 02110

     James Mitchell                                                     821,352           6.14%
     Fechtor, Detwiler, Mitchell & Co.
     9710 Scranton Road, Suite 100
     San Diego, CA 92121

     Andrew Detwiler                                                    432,636           3.23%

     Robert Sharp                                                       195,000           1.46%

     Frank Jenkins                                                      160,000           1.20%

     Barton Beek                                                        152,000           1.14%

     Edward Hughes                                                      148,703           1.11%

     Edward Baran                                                        41,000              *

     All Executive Officers and Directors as a group (5 persons)      4,562,691          34.09%
           Total outstanding shares (6)                              13,385,451

* Less than 1%
------------------

(1) All ownership figures include options to purchase shares of common stock exercisable within 60 days of March 31, 2000, as set forth below. Except as otherwise noted below, each individual, directly or indirectly, has sole or shared voting and investment power with respect to the shares listed.

(2) Includes 22,126, 703, 7,636 and 30,465 vested shares of common stock contributed by our company to its 401(k) Savings Plan for Messrs. Mitchell, Hughes, A. Detwiler and for all executive officers and Directors as a group. Outside Directors do not have 401(k) Plan holdings with our company.

(3)  Includes options to purchase 100,000, 200,000, 45,000, 33,000, 50,000,
     41,000 and 469,000, shares of common stock for Messrs. Mitchell, A. Detwiler, Sharp, Beek, Hughes, Baran and for all executive officers and Directors as a group, respectively.

(4) Includes 200,000 shares of common stock for each of Messrs. Fechtor and R. Detwiler which represent shares held in trust to reimburse our company for any shares issued by our company upon exercise of stock options under the 1999 Special Stock Option Plan assumed by our company after the merger. Reimbursed shares will be summarily canceled upon receipt by our Company.

(5) Includes 10,000 shares owned by Mr. Detwiler's wife to which he disclaims beneficial ownership.

(6)  Includes 469,000 shares issuable upon exercise of stock options.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our company's Directors and executive officers, and persons who own more than 10% of a registered class of its equity securities, to file with the Securities and Exchange Commission, NASDAQ and the Pacific Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Executive officers, Directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

     Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with.

            PROPOSED APPROVAL OF 2000 OMNIBUS EQUITY INCENTIVE PLAN

     The Board of Directors recommends approval of the 2000 Omnibus Equity Incentive Plan in the form attached as Annex A. The Omnibus Plan provides for stock based incentive compensation provided to Directors, officers, employees and consultants of our Company. The proposed plan will replace completely the 1993 Employee and Executive Stock Option Plans as of the date of approval by our stockholders and no further grants of options will be made under the 1993 Plans after the date of such approval.

Introduction

     The Omnibus Plan was adopted by the Board of Directors effective February 28, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside directors and Consultants to focus on critical long-range objectives,
(b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership. The Omnibus Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options (ISOs) or nonstatutory stock options (NSOs)) or stock appreciation rights (SARs).

Summary of Basic Features

     A general description of the basic features of the Omnibus Plan is outlined below. This summary is qualified in its entirety by the terms of the Omnibus Plan, a copy of which is attached hereto and incorporated herein as Annex A.

     Stock Subject to the Plan. The Omnibus Plan sets the maximum number of shares that may be subject to grants at any one time as 1,500,000 shares of authorized but unissued shares or treasury shares. The Omnibus Plan provides for an automatic increase each year by the lesser of 150,000 shares or ten percent (10%) of the outstanding shares on January 1st each year beginning in 2001. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of our company, appropriate adjustments will be made to the number and kind of shares reserved under the Omnibus Plan and under outstanding stock options and to the exercise price of outstanding stock options.

     Eligibility. Directors, officers, employees, and independent contractors, advisors and consultants providing services to our company, are eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs. Further, only actual employees of our company are eligible for ISOs.

     Administration. The Omnibus Plan shall be administered by the Board of Directors or the Committee, which shall consist of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of
Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the members of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. Subject to the provisions of the Omnibus Plan, the Committee shall have full authority and discretion to take any and all allowable actions under the Omnibus Plan.

     Committee for Non-Officer Grants. The Board of Directors may also appoint a secondary committee of the Board of Directors. Such secondary committee may administer the Omnibus Plan with respect to Employees and Consultants who are not considered officers or directors of our company under Section 16 of the Exchange Act, may grant Awards under the Omnibus Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Any reference in the Omnibus Plan to the Committee shall include such secondary committee.

     Option Grants. ISOs must be granted with an exercise price equal to at least the fair market value of the Common Stock on the date the stock options are granted, except that ISOs granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of our company or any subsidiary may not be granted at less than 110% of the fair market value of the Common Stock on the date of grant. NSOs may be granted at an exercise price equal to no less than 85% of the fair market value of the Common Stock on the date the stock options are granted. The Committee shall determine the exercisability of the Option as required by applicable law, but Options shall not vest in less than 20% per year from the date of grant. Regardless of the exercisability of the Option, the Option shall expire no more than ten years from the date of grant for Options and five years from the date of grant for Options to owners of 10% or more of our company. The Committee in its discretion may accelerate any exercisability of any Option in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding Options.

     Stock Appreciation Rights. SAR grants will be determined by the Committee and will be at a price specified in a Stock Appreciation Agreement or may vary by a predetermined formula in accordance with the SAR Agreement. The Committee will also determine the exercisability and term of the SAR and may, in its discretion, accelerate any exercisability of any SAR in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding SARs.

     Stock Units. Stock Unit grants will be determined by the Committee as well as all vesting conditions. The holder of the Stock Units will have no voting or dividend rights. The Committee may determine whether Stock Units be settled in the form of cash or shares of Common Stock at the time of settlement of the Stock Units. The Committee in its discretion may accelerate any exercisability of any Stock Unit in case of death, disability, retirement or termination as well as extend, modify, renew or exchange outstanding Stock Unit awards.

     Restricted Shares. Restricted Share awards will be determined by the Committee and will be considered compensation valued at price per share determined by the Committee but may not be less than 85% (100% for 10% owners) of the fair market value of the Common Stock at the time of the award. The Committee will also determine the vesting and term of the Restricted Shares but may not vest in less than 20% increments during the first five years. The Committee in its discretion may accelerate any vesting of any Restricted Share in case of death, disability, retirement or termination.

     Manner of Exercise and Purchase. Options may be exercised by delivery of a Notice of Exercise and Common Stock Purchase Agreement in a form as provided with the optionee's Stock Option Agreement, along with payment in full of the total Option exercise price for the shares to be purchased, subject to alternative methods of payment approved by the Committee in its sole discretion. Stock Units and Restricted Share awards shall be issued in accordance with the Stock Unit Agreement or Restricted Stock Agreement and any vesting requirements therein. SARs may be exercised in accordance with the terms of any underlying SAR Agreement.

     Termination of Options. Upon the termination of an optionee's employment or other service with our company, the optionee will have three months to exercise options vested as of the date of termination; provided that if the termination is due to the optionee's death, the estate of the optionee will have six months to exercise. If the termination is due to disability of the optionee, which is expected to last for longer than twelve months, then the optionee shall have the right to exercise any vested options for six months after date of termination. The Committee, in its discretion, may extend such termination of option.

     Plan Amendment and Termination. The Omnibus Plan may be amended from time to time by the Board of Directors without approval by the stockholders of our company unless required by applicable laws, regulations or rules. The Omnibus Plan will automatically expire on February 28, 2010, or on any earlier date by action of the Board of Directors. No grants of Options, Stock Units, SARs or Restricted Shares may be made after the Omnibus Plan is terminated and only those Options, Stock Units, SARs or Restricted Shares which are granted or awarded prior to the termination of the plan will be honored after the termination date of the Omnibus Plan.

     Effect of Stock Issuance. The issuance of shares of Common Stock under the Omnibus Plan will dilute the voting power of current stockholders of our company. A maximum of 1,500,000 shares will be reserved for issuance at any one time. The Omnibus Plan provides for an automatic increase each year by the lesser of 150,000 shares or ten percent (10%) of the outstanding shares on January 1st each year beginning in 2001. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of our company, appropriate adjustments will be made to the number and kind of shares reserved under the Omnibus Plan and under outstanding stock options and to the exercise price of outstanding stock options. As of March 31, 2000, our company had 12,916,451 shares issued and 12,781,251 shares outstanding. Our company plans to register under the Securities Act of 1933 the shares issuable upon exercise of Options or SARs granted or Stock Unit awards made under the Omnibus Plan, at the time of issuance, thereby making such shares immediately eligible for resale in the public market without restriction by non-affiliates of our company. However, affiliates of our company may generally only publicly resell shares of common stock, including shares issued in a registered transaction, under Rule 144, which limits the volume of such sales, requires that they be made in certain types of market transactions, requires that our company be current in its reports under the securities laws and requires that a specified notice of sale be filed. Restricted Shares will not be registered under the Securities Act of 1933 until such time as they become "unrestricted" in accordance with any underlying Restricted Share Agreement.

     Formula Grants to Non-Employee Directors. Options shall be granted to non-employee directors of our company as follows:

     (1) Options to acquire 24,000 shares of stock shall be granted to each director of the Company upon taking office as a member of the Board of Directors of the Company;

     (2) Additional options to acquire 24,000 shares of Common Stock shall be granted to each director of our company every third anniversary of such director's taking such office;

     (3) The exercise price for these options shall be the fair market value of the Common Stock on the date of grant, unless a higher price is required by applicable securities or tax laws;

     (4) This formula may be not modified more than once every six months, except as may be necessary or advisable to comport with the requirements of any applicable law or regulation; and

     (5) The formula in the Omnibus Plan is intended to incorporate and thereby supercede any other formula-based granting of options to non-employee directors of our company and, accordingly, (a) supplants the similar formula-based grant provisions of our company's 1993 Plans, and (b) non-employee directors of our company shall be given credit for periods of service as a director for which options have not yet been awarded.

     Benefits if Omnibus Plan had Been in Effect in 1999. If the Omnibus Plan had been in effect during 1999, no stock option benefits would have been received from the Omnibus Plan by our company's employees or directors, because sufficient shares remained authorized for issuance under the 1993 Plans for all Options granted during 1999.

Federal Income Tax Consequences

     The following description of federal income tax consequences is based on current statutes, regulations and interpretations. There may however be, pending legislative proposals, which would affect the taxation of capital gains. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual optionee who receives an Option or an individual who receives an SAR.

     Initial Grant of Options and Stock Appreciation Rights. The grant of an option, whether a nonqualified stock option ("NSO") or an incentive stock option ("ISO"), and the grant of a Stock Appreciation Right ("SAR") are not taxable events for the optionee or recipient of an SAR. Accordingly, our company obtains no deduction from the grant of an NSO, ISO or SAR.

     Nonqualified Stock Options. Upon the exercise of an NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be treated as ordinary income (i.e., compensation) to the optionee. Our company will be entitled to a deduction in the same amount, provided it makes all required withholdings. In general, the optionee's tax basis in the shares acquired by exercising an NSO is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price. Our company is not entitled to any compensation expense deduction on the optionee's sale of shares under these circumstances.

     Incentive Stock Options. There will not be any federal income tax consequences to the optionee who holds an ISO or to our company as a result of the exercise of an ISO under the Omnibus Plan, provided that the optionee is still employed by our company at the time of exercise (or terminated employment no longer than three months before the exercise date). Additional exceptions to this exercise timing requirement apply upon the death or disability of an optionee. Notwithstanding the foregoing, an amount equal to the excess of the fair market value of the shares acquired upon exercise of the ISO, determined on the date of exercise, over the amount that the optionee paid for the shares will be includable in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an ISO exercise price.

     An optionee who holds an ISO must hold the shares acquired upon exercise of the ISO for: (i) two years from the date that the ISO is granted to him or her, and (ii) one year from the date that he or she exercises the ISO. A sale of the shares received upon the exercise of the ISO which meets the foregoing holding requirements will result in long-term capital gains or losses in the amount of the difference between the amount realized on the sale and the exercise price for such shares. Our company is not entitled to any compensation expense deduction under these circumstances.

     If the optionee does not satisfy both of the foregoing holding requirements (a "disqualifying disposition"), then the optionee will be required to report as ordinary compensation income, in the year the optionee disposes of the shares, the amount which equals the lesser of (i) the excess of the fair market value of the shares on the date of the optionee's exercise of the ISO over the exercise price, or (ii) the excess of the amount realized on the disposition of such shares over the exercise price. In these circumstances, our company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the optionee. This compensation income may be subject to withholding and employment-related taxes, and our company may be required to satisfy applicable withholding requirements in order to receive the deduction. The remainder of the gain or loss recognized on the disposition, if any, will be treated as a long-term or short-term capital gain or loss, depending on the length of time that the optionee held the shares subject to the option. Our company is not entitled to any compensation expense deduction with respect to any of the optionee's capital gain or loss.

     Stock Appreciation Rights. An SAR will result in ordinary compensation income for the person exercising the SAR equal to the amount of appreciation payable at the time of exercise. Our company is entitled to a deduction that corresponds with that amount included in the ordinary compensation income of the SAR recipient at the time that such SAR recipient exercises his or her SARs. In addition, so long as an SAR recipient exercises his or her SARs with money or employer stock, the exercise will trigger no recognized gain or loss to our company.

     Stock Unit Awards. A Stock Unit Award (the "Award") will result in ordinary compensation income for the person receiving the Award when the recipient of the Award receives a cash payment in the amount of the Award. The cash payment will generally equal the excess of the fair market value of the stock on the maturity date of the Award over the fair market value of the stock on the Award's grant date. Our company is entitled to a deduction that corresponds with the amount included in the ordinary compensation income of the Award recipient in the same taxable year as such Award recipient receives cash payment.

     Restricted Shares. An award of Restricted Shares will result in ordinary compensation income for the recipient of such Restricted Shares (the "Recipient") when the Restricted Shares become unrestricted; i.e., the stock
                                                             ----
becomes transferable or is no longer subject to a substantial risk of forfeiture. The amount of ordinary compensation income equals the excess of the fair market value of the stock at the vesting date(s) over any amount that the Recipient paid for such Restricted Shares. However, the Recipient may make an "83(b) Election" whereby such Recipient would accelerate his or her taxable event to the year in which the 83(b) Election is made. Accordingly, the Recipient would be taxed on the full value of the shares at the time of the award of Restricted Shares less any amount paid for such Restricted Shares. Our company is entitled to a tax deduction in an amount that corresponds with the amount included in the Recipient's ordinary compensation income during the same tax year; however, for our company to obtain this deduction, our company must properly and timely report the Recipient's income and satisfy the requisite withholding requirements. Depending on the amount of time the Recipient holds the shares, he or she will incur a short-term or long-term capital gain or loss at the time he or she sells such shares. Our company is not entitled to any deduction upon such a sale.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE OMNIBUS EQUITY INCENTIVE PLAN.

                             ELECTION OF DIRECTORS

Nominee

     Two of our company's total of eight directors are to be elected at the Annual Meeting. The Board of Directors of our company has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the Proxy Holders will vote the proxies received by them for the nominees named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the existing Board of Directors to fill the vacancy. It is not expected the nominee will be unable or will decline to serve as a Director.

     Information with respect to the nominee to the Board of Directors is set forth above in "Directors and Executive Officers." The names of the nominees are as follows:

                                 Edward Baran
                                 Edward Hughes

     Any Directors elected at this Annual Meeting will serve a three-year term, until the annual meeting of stockholders in 2003, or until his successor is duly elected.

Required Vote

     The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of the Director nominee.

                       APPROVAL OF INDEPENDENT AUDITORS

     The Board of Directors is recommending the ratification of its selection of Deloitte & Touche LLP as our company's independent auditors to audit the financial statements of our company for the 1999 fiscal year. Deloitte & Touche LLP has audited the consolidated financial statements of our company and its subsidiaries for fiscal 1999 and is expected to audit the consolidated financial statements for fiscal 2000. Deloitte & Touche LLP has advised our company that neither it nor any of its partners or associates has any direct or indirect financial interest in or any connection with our company other than as accountants and auditors. Representatives of Deloitte & Touche LLP are welcome to attend the Annual Meeting, to make a statement, if they desire to do so, and to respond to appropriate questions. However, they are not presently expected to attend.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.

                                     By Order of the Board of Directors of
                                     Fechtor, Detwiler, Mitchell & Co.


                                     /s/ James K. Mitchell
                                         James K. Mitchell
                                         Chairman and President
Dated: April 5, 2000

                                    ANNEXES

Annex A:  2000 Omnibus Equity Incentive Plan

                                    ANNEX A



                       FECHTOR, DETWILER, MITCHELL & CO.

                      2000 OMNIBUS EQUITY INCENTIVE PLAN

                         (Effective February 28, 2000)

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
SECTION 1. ESTABLISHMENT AND PURPOSE......................................  1

SECTION 2. DEFINITIONS....................................................  1

 (A)     "Affiliate"......................................................  1
          ---------
 (B)     "Award"..........................................................  1
          -----
 (C)     "Board of Directors".............................................  1
          ------------------
 (D)     "Change in Control"..............................................  1
          -----------------
 (E)     "Code"...........................................................  2
          ----
 (F)     "Committee"......................................................  2
          ---------
 (G)     "Company"........................................................  2
          -------
 (H)     "Consultant".....................................................  2
          ----------
 (I)     "Employee".......................................................  2
          --------
 (J)     "Exchange Act"...................................................  2
          ------------
 (K)     "Exercise Price".................................................  2
          --------------
 (L)     "Fair Market Value"..............................................  2
          -----------------
 (M)     "ISO"............................................................  3
          ---
 (N)     "Nonstatutory Option"............................................  3
          -------------------
 (O)     "Offeree"........................................................  3
          -------
 (P)     "Option".........................................................  3
          ------
 (Q)     "Optionee".......................................................  3
          --------
 (R)     "Outside Director"...............................................  3
          ----------------
 (S)     "Parent".........................................................  3
          ------
 (T)     "Participant"....................................................  3
          -----------
 (U)     "Plan"...........................................................  3
          ----
 (V)     "Purchase Price".................................................  3
          --------------
 (W)     "Restricted Share"...............................................  3
          ----------------
 (X)     "Restricted Share Agreement "....................................  3
          --------------------------
 (Y)     "SAR"............................................................  3
          ---
 (Z)     "SAR Agreement"..................................................  4
          -------------
 (AA)    "Service"........................................................  4
          -------
 (BB)    "Share".........................................................   4
          -----
 (CC)    "Stock".........................................................   4
          -----
 (DD)    "Stock Option Agreement".........................................  4
          ----------------------
 (EE)    "Stock Purchase Agreement".......................................  4
          ------------------------
 (FF)    "Stock Unit".....................................................  4
          ----------
 (GG)    "Stock Unit Agreement"...........................................  4
          --------------------
 (HH)    "Subsidiary".....................................................  4
          ----------
 (II)    "Total and Permanent Disability".................................  4
          ------------------------------

SECTION 3. ADMINISTRATION.................................................  4

 (A)     Committee........................................................  4
         ---------
 (B)     Committee Responsibilities.......................................  4
         --------------------------
 (C)     Committee for Non-Officer Grants.................................  6
         --------------------------------
 (D)     Financial Reports................................................  6
         -----------------

SECTION 4. ELIGIBILITY....................................................  6

 (A)     General Rule.....................................................  6
         ------------
 (B)     Limitation On Grants.............................................  6
         --------------------
 (C)     Ten-Percent Stockholders.........................................  6
         ------------------------
 (D)     Attribution Rules................................................  7
         -----------------

 (E)     Outstanding Stock................................................  7
         -----------------

SECTION 5. STOCK SUBJECT TO PLAN..........................................  7

 (A)     Basic Limitation.................................................  7
         ----------------
 (B)     Annual Increase in Shares........................................  7
         -------------------------
 (C)     Additional Shares................................................  7
         -----------------
 (D)     Dividend Equivalents.............................................  7
         --------------------

SECTION 6. RESTRICTED SHARES..............................................  8

 (A)     Restricted Stock Agreement.......................................  8
         --------------------------
 (B)     Payment for Awards...............................................  8
         ------------------
 (C)     Vesting..........................................................  8
         -------
 (D)     Voting and Dividend Rights.......................................  8
         --------------------------

SECTION 7. TERMS AND CONDITIONS OF OPTIONS................................  8

 (A)     Stock Option Agreement...........................................  8
         ----------------------
 (B)     Number of Shares.................................................  9
         ----------------
 (C)     Exercise Price...................................................  9
         --------------
 (D)     Exercisability and Term..........................................  9
         -----------------------
 (E)     Nontransferability...............................................  9
         ------------------
 (F)     Exercise of Options Upon Termination of Service..................  9
         -----------------------------------------------
 (G)     Effect of Change in Control...................................... 10
         ---------------------------
 (H)     Leaves of Absence................................................ 10
         -----------------
 (I)     No Rights as a Stockholder....................................... 10
         --------------------------
 (J)     Modification, Extension and Renewal of Options................... 10
         -----------------------------------------------
 (K)     Restrictions on Transfer of Shares............................... 10
         ----------------------------------
 (L)     Buyout Provisions................................................ 11
         -----------------

SECTION 8. PAYMENT FOR SHARES............................................. 11

 (A)     General Rule..................................................... 11
         ------------
 (B)     Surrender of Stock............................................... 11
         ------------------
 (C)     Services Rendered................................................ 11
         -----------------
 (D)     Exercise/Sale.................................................... 11
         -------------
 (E)     Exercise/Pledge.................................................. 11
         ---------------
 (F)     Promissory Note.................................................. 11
         ---------------
 (G)     Combination of Forms of Payment.................................. 11
         -------------------------------
 (H)     Other Forms of Payment........................................... 12
         ----------------------

SECTION 9. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.......................... 12

 (A)     Initial Grants................................................... 12
         --------------
 (B)     Other Grants..................................................... 12
         ------------
 (C)     Exercise Price................................................... 12
         --------------
 (D)     Term............................................................. 12
         ----
 (E)     Modification..................................................... 12
         ------------
 (F)     Accelerated Exercisability....................................... 12
         --------------------------
 (G)     Affiliates of Outside Directors.................................. 12
         -------------------------------
 (H)     Supersedes Other Grants.......................................... 13
         -----------------------

SECTION 10. STOCK APPRECIATION RIGHTS..................................... 13

 (A)     SAR Agreement.................................................... 13
         -------------
 (B)     Number of Shares................................................. 13
         ----------------
 (C)     Exercise Price................................................... 13
         --------------
 (D)     Exercisability and Term.......................................... 13
         -----------------------
 (E)     Effect of Change in Control...................................... 13
         ---------------------------
 (F)     Exercise of SARs................................................. 13
         ----------------
 (G)     Modification or Assumption of SARs............................... 14
         ----------------------------------

SECTION 11. STOCK UNITS................................................... 14

 (A)     Stock Unit Agreement............................................. 14
         --------------------
 (B)     Payment for Awards............................................... 14
         ------------------
 (C)     Vesting Conditions............................................... 14
         ------------------
 (D)     Voting and Dividend Rights....................................... 14
         --------------------------
 (E)     Form and Time of Settlement of Stock Units....................... 14
         ------------------------------------------
 (F)     Death of Recipient............................................... 15
         ------------------
 (G)     Creditors' Rights................................................ 15
         -----------------

SECTION 12. PROTECTION AGAINST DILUTION................................... 15

 (A)     Adjustments...................................................... 15
         -----------
 (B)     Dissolution or Liquidation....................................... 15
         --------------------------
 (C)     Reorganizations.................................................. 16
         ---------------
 (D)     Reservation of Rights............................................ 16
         ---------------------
 (E)     Notice of Adjustment............................................. 16
         --------------------

SECTION 13. DEFERRAL OF AWARDS............................................ 16

SECTION 14. AWARDS UNDER OTHER PLANS...................................... 17

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS............................. 17

SECTION 16. WITHHOLDING TAXES............................................. 17

 (A)     General.......................................................... 17
         -------
 (B)     Share Withholding................................................ 17
         -----------------

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS.............................. 18

 (A)     Scope of Limitation.............................................. 18
         -------------------
 (B)     Basic Rule....................................................... 18
         ----------
 (C)     Reduction of Payments............................................ 18
         ---------------------
 (D)     Overpayments and Underpayments................................... 18
         ------------------------------
 (E)     Related Corporations............................................. 19
         --------------------

SECTION 18. NO EMPLOYMENT RIGHTS.......................................... 19

SECTION 19. DURATION AND AMENDMENTS....................................... 19

 (A)     Term of the Plan................................................. 19
         ----------------
 (B)     Right to Amend or Terminate the Plan............................. 19
         ------------------------------------
 (C)     Effect of Amendment or Termination............................... 19
         ----------------------------------

SECTION 20. NOTICE........................................................ 19

SECTION 21. EXECUTION..................................................... 20

                       FECHTOR, DETWILER, MITCHELL & CO.
                      ----------------------------------

                      2000 Omnibus Equity Incentive Plan
                      ----------------------------------

                         (Effective February 28, 2000)

SECTION 1.     ESTABLISHMENT AND PURPOSE
               -------------------------

     The Plan was adopted by the Board of Directors effective February 28, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.     DEFINITIONS.
               -----------

     (a)  "Affiliate" shall mean any entity other than a Subsidiary, if the
           ---------
Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

     (b)  "Award" shall mean any award of an Option, a SAR, a Restricted Share
           -----
or a Stock Unit under the Plan.

     (c)  "Board of Directors" shall mean the Board of Directors of the Company,
           ------------------
as constituted from time to time.

     (d)  "Change in Control" shall mean the occurrence of either of the
           -----------------
following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company twenty-four (24) months prior to such change; or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who, by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company or any person who is the direct or indirect owner of securities of the Company representing forty percent (40%) of the Base Capital Stock on the Effective Date of this Plan.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (f)  "Committee" shall mean the committee designated by the Board of
           ---------
Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Options or other rights granted under the Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act.

     (g)  "Company" shall mean Fechtor, Detwiler, Mitchell & Co., a Delaware
           -------
corporation.

     (h)  "Consultant" shall mean a consultant or advisor who provides bona fide
           ----------
services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in the second sentence of
Section 4(a).

     (i)  "Employee" shall mean (i) any individual who is a common-law employee
           --------
of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary; or (iv) an independent contractor or advisor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

     (k)  "Exercise Price" shall mean, in the case of an Option, the amount for
           --------------
which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

     (l)  "Fair Market Value" shall mean (i) the closing price of a Share on the
           -----------------
principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq Small cap market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq SmallCap market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (m)  "ISO" shall mean an employee incentive stock option described in Code
           ---
section 422.

     (n)  "Nonstatutory Option" shall mean an employee stock option that is not
           -------------------
an ISO.

     (o)  "Offeree" shall mean an individual to whom the Committee has offered
           -------
the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (p)  "Option" shall mean an ISO or Nonstatutory Option granted under the
           ------
Plan and entitling the holder to purchase Shares.

     (q)  "Optionee" shall mean an individual or estate who holds an Option or
          ---------
SAR.

     (r)  "Outside Director" shall mean a member of the Board of Directors who
           ----------------
is not a common-law employee of the Company or of a Subsidiary. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

     (s)  "Parent" shall mean any corporation (other than the Company) in an
           ------
unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a parent commencing as of such date.

     (t)  "Participant" shall mean an individual or estate who holds an Award.
           -----------

     (u)  "Plan" shall mean this 2000 Omnibus Equity Incentive Plan of Fechtor,
           ----
Detwiler, Mitchell & Co., as amended from time to time.

     (v)  "Purchase Price" shall mean the consideration for which one Share may
           --------------
be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (w)  "Restricted Share" shall mean a Share awarded under the Plan.
           ----------------

     (x)  "Restricted Share Agreement" shall mean the agreement between the
           ---------------------------
Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (y)  "SAR" shall mean a stock appreciation right granted under the Plan.
           ---

     (z)  "SAR Agreement" shall mean the agreement between the Company and an
           -------------
Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (aa) "Service" shall mean service as an Employee.
           -------

     (bb) "Share" shall mean one share of common stock, as adjusted in
           -----
accordance with Section 12 (if applicable).

     (cc) "Stock" shall mean the common stock of the Company.
           -----

     (dd) "Stock Option Agreement" shall mean the agreement between the Company
           ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

     (ee) "Stock Purchase Agreement" shall mean the agreement between the
           ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (ff) "Stock Unit" shall mean a bookkeeping entry representing the
           ----------
equivalent of one Share, as awarded under the Plan.

     (gg) "Stock Unit Agreement" shall mean the agreement between the Company
           --------------------
and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (hh) "Subsidiary" shall mean any corporation, if the Company and/or one or
           ----------
more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (ii) "Total and Permanent Disability" shall mean that the Optionee is
           ------------------------------
unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

SECTION 3.     ADMINISTRATION.
               ---------------

     (a)  Committee.  The Plan shall be administered by the Board of Directors
          ---------
or the Committee which shall consist of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the Awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

     (b)  Committee Responsibilities.  Subject to the provisions of the Plan,
          --------------------------
the Committee
shall have full-authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)    To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

     (c)  Committee for Non-Officer Grants. The Board of Directors may also
          --------------------------------
appoint a secondary committee of the Board of Directors, which shall be composed of one or more directors of the Company who need not satisfy the requirements of
Section 3(a). Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards within the limitations of this Section 3(c), any reference in the Plan to the Committee shall include such secondary committee.

     (d)  Financial Reports. To the extent required by applicable law, and not
          -----------------
less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4.     ELIGIBILITY.
               -----------

     (a)  General Rule. Only Employees shall be eligible for the grant of
          ------------
Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

     (b)  Limitation On Grants. No Employee shall be granted Options to purchase
          --------------------
more than two hundred fifty thousand (250,000) Shares in any fiscal year of the Company.

     (c)  Ten-Percent Stockholders. An Employee who owns more than ten percent
          ------------------------
(10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. Notwithstanding the preceding sentence in this Section 4(c), if the Shares are exercised prior to vesting pursuant to the Stock Purchase Agreement, and the Fair Market Value of the Shares at such time equals the Exercise Price, the limit of 100% provided in Section 260.140.42(b)(2) in Title 10 of the California Code of

Regulations shall apply to the Exercise Price for an NSO.

     (d)  Attribution Rules. For purposes of Subsection (c) above, in
          -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

     (e)  Outstanding Stock. For purposes of Subsection (c) above, "outstanding
          -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.     STOCK SUBJECT TO PLAN.
               ---------------------

     (a)  Basic Limitation. Shares offered under the Plan shall be authorized
          ----------------
but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed
(a) one million five hundred thousand (1,500,000) Shares, plus the additional Shares described in Sections (b) and (c). The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 12.

     (b)  Annual Increase in Shares. As of January 1 of each year, commencing
          -------------------------
with the year 2001, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) one hundred fifty thousand (150,000) shares, (ii) ten percent (10%) of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 12. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (c)  Additional Shares. If Restricted Shares or Shares issued upon the
          -----------------
exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.

     (d)  Dividend Equivalents. Any dividend equivalents paid or credited under
          --------------------
the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6.     RESTRICTED SHARES.
               -----------------

     (a)  Restricted Stock Agreement. Each grant of Restricted Shares under the
          --------------------------
Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b)  Payment for Awards. Subject to the following provisions in this
          ------------------
Section 6(b), Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) such forms of payment as set forth in Section 8 as well as past services and future services. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Restricted Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(c). In addition, to the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

     (c)  Vesting. Each Award of Restricted Shares may or may not be subject to
          -------
vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. To the extent required by applicable law, each Award of Restricted Shares shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Award of Restricted Shares shall be determined by the Committee in its sole discretion. In addition, a Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d)  Voting and Dividend Rights. The holders of Restricted Shares awarded
          --------------------------
under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7.     TERMS AND CONDITIONS OF OPTIONS.
               -------------------------------

     (a)  Stock Option Agreement. Each grant of an Option under the Plan shall
          ----------------------
be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 8.

     (b)  Number of Shares. Each Stock Option Agreement shall specify the number
          ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than two hundred fifty thousand (250,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise
          --------------
Price. The Exercise Price of an ISO shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d) and the Exercise Price of an NSO shall not be less than 85% of the Fair Market Value of a Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

     (d)  Exercisability and Term. Each Stock Option Agreement shall specify the
          -----------------------
date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (five (5) years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(d), the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (e)  Nontransferability. During an Optionee's lifetime, his Option(s) shall
          ------------------
be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution, or by instrument to an inter vivos or testamentary trust in which the Options are to be passed on to beneficiaries upon the death of an Optionee.

     (f)  Exercise of Options Upon Termination of Service. Each Stock Option
          -----------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (g)  Effect of Change in Control. The Committee may determine, at the time
          ---------------------------
of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, provided, however, that in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

     (h)  Leaves of Absence. An Employee's Service shall cease when such
          -----------------
Employee ceases to be actively employed by, or a consultant or adviser to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (i)  No Rights as a Stockholder. An Optionee, or a transferee of an
          --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

     (j)  Modification, Extension and Renewal of Options. Within the limitations
          ----------------------------------------------
of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his rights or increase his or her rights or obligations under such Option.

     (k)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of
          ----------------------------------
an Option shall be subject to such special forfeiture conditions, rights of repurchase, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Notwithstanding the foregoing in this Section 7(k) and to the extent that a Stock Option Agreement so provides, an Optionee shall have the right to transfer all or any portion of Optionee's interest in the Shares to a trust established by Optionee for the benefit of Optionee, Optionee's spouse, or Optionee's children, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of the Stock Option Agreement under which the Options are granted.

     (l)  Buyout Provisions. The Committee may at any time (a) offer to buy out
          -----------------
for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.     PAYMENT FOR SHARES.
               ------------------

     (a)  General Rule. The entire Exercise Price of Shares issued under the
          ------------
Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as provided in Subsections (b) through (g) below.

     (b)  Surrender of Stock. To the extent that a Stock Option Agreement so
          ------------------
provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than twelve (12) months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c)  Services Rendered. At the discretion of the Committee, Shares may be
          -----------------
awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (d)  Exercise/Sale. To the extent that a Stock Option Agreement so
          -------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e)  Exercise/Pledge. To the extent that a Stock Option Agreement so
          ---------------
provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f)  Promissory Note. To the extent that a Stock Option Agreement so
          ---------------
provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

     (g)  Combination of Forms of Payment. To the extent that a Stock Option
          -------------------------------
Agreement so provides, payment may be made by a combination of considerations set forth in subsections (a) through (f) above.

     (h)  Other Forms of Payment. To the extent that a Stock Option Agreement so
          ----------------------
provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 9.     AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.
               -------------------------------------

     (a)  Initial Grants. Each Outside Director shall automatically be granted a
          --------------
Nonstatutory Option to purchase twenty-four thousand (24,000) Shares (subject to adjustment under Section 12) as a result of his or her election or appointment as an Outside Director. Such NSO shall be granted on the date when such Outside Director first joins the Board of Directors and shall become exercisable in three (3) equal installments at one-year intervals commencing one year from the date of grant.

     (b)  Other Grants. Each third anniversary of the date that an Outside
          ------------
Director takes office as a member of the Board of Directors, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option to purchase twenty-four thousand (24,000) Shares (subject to adjustment under Section 12). All such Nonstatutory Options shall vest and become exercisable pursuant to the terms and conditions set forth in the Stock Option Agreement.

     (c)  Exercise Price. The Exercise Price of all Nonstatutory Options granted
          --------------
to an Outside Director under this Section 9 shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8.

     (d)  Term. All Nonstatutory Options granted to an Outside Director under
          ----
this Section 9 shall terminate on the earliest of (A) the tenth (10th) anniversary of the date of grant of such Options or (B) the date twelve (12) months after the termination of such Outside Director's service for any reason.

     (e)  Modification. This Section 9 shall not be modified more often than
          ------------
once every six (6) months, except as may be necessary or advisable to comport with the requirements of any applicable law or regulation.

     (f)  Accelerated Exercisability. All NSOs granted to an Outside Director
          --------------------------
under this Section 9 shall also become exercisable in full in the event of:

          (i) The Termination of such Director's service because of death, total and permanent disability or retirement at or after age 65; or

          (ii)   A Change in Control with respect to the Company.

     (g)  Affiliates of Outside Directors. The Committee may provide that NSOs
          -------------------------------
that otherwise would be granted to an Outside Director under this Section 9 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

     (h)  Supersedes Other Grants. This Section 9 is intended to incorporate and
          -----------------------
thereby supersede any other formula-based granting of Options to Outside Directors of the Company and, accordingly, (i) such other formula-based grant provisions (including those set forth in Section 2.2 of the JMC Group, Inc. Executive Stock Option Plan) are hereby supplanted by this Section 9, and (ii) Outside Directors of the Company shall be given credit for periods of service prior to the date of this Plan with respect to calculations made under Section 9(b) and in respect of which options have not yet been awarded.

SECTION 10. STOCK APPRECIATION RIGHTS.
            --------------------------

     (a)  SAR Agreement. Each grant of a SAR under the Plan shall be evidenced
          -------------
by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b)  Number of Shares. Each SAR Agreement shall specify the number of
          ----------------
Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than two hundred fifty thousand (250,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

     (c)  Exercise Price. Each SAR Agreement shall specify the Exercise Price. A
          --------------
SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d)  Exercisability and Term. Each SAR Agreement shall specify the date
          -----------------------
when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e)  Effect of Change in Control. The Committee may determine, at the time
          ---------------------------
of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     (f)  Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person
          ----------------
having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

     (g)  Modification or Assumption of SARs. Within the limitations of the
          ----------------------------------
Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 11. STOCK UNITS.
            ------------

     (a)  Stock Unit Agreement. Each grant of Stock Units under the Plan shall
          ---------------------
be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

     (b)  Payment for Awards. To the extent that an Award is granted in the form
          ------------------
of Stock Units, no cash consideration shall be required of the Award recipients.

     (c)  Vesting Conditions. Each Award of Stock Units may or may not be
          ------------------
subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d)  Voting and Dividend Rights. The holders of Stock Units shall have no
          --------------------------
voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     (e)  Form and Time of Settlement of Stock Units. Settlement of vested Stock
          ------------------------------------------
Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock

Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

     (f)  Death of Recipient. Any Stock Units Award that becomes payable after
          ------------------
the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (g)  Creditors' Rights. A holder of Stock Units shall have no rights other
          -----------------
than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12. PROTECTION AGAINST DILUTION.
            ---------------------------

     (a)  Adjustments. In the event of a subdivision of the outstanding Shares,
          -----------
a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii)  The limitations set forth in Sections 7(b) and 10(b);

          (iii) The number of NSOs to be granted to Outside Directors under
     Section 9;

          (iv)  The number of Shares covered by each outstanding Option and SAR;

          (v)   The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     (b)  Dissolution or Liquidation.  To the extent not previously exercised
          --------------------------
or settled,

Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c)  Reorganizations. In the event that the Company is a party to a merger
          ---------------
or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d)  Reservation of Rights. Except as provided in this Section 12, an
          ----------------------
Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     (e)  Notice of Adjustment. Whenever the Company shall take any action
          ---------------------
resulting in any adjustment provided for in this Section 12, the Company shall forthwith deliver notice of such action to each Optionee, which notice shall set forth the number of Shares subject to the Option and the Exercise Price thereof resulting from such adjustment.

SECTION 13. DEFERRAL OF AWARDS.
            -------------------

     The Committee (in its sole discretion) may permit or require a Participant to:

     (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

     (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

     (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

     A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. AWARDS UNDER OTHER PLANS.
            ------------------------

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.
            ----------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 16. WITHHOLDING TAXES.
            ------------------

     (a)  General. To the extent required by applicable federal, state, local or
          -------
foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b)  Share Withholding. The Committee may permit a Participant to satisfy
          -----------------
all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 17. LIMITATION ON PARACHUTE PAYMENTS.
            --------------------------------

     (a)  Scope of Limitation. This Section 17 shall apply to an Award unless
          --------------------
the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this
Section 17. If this Section 17 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

     (b)  Basic Rule. In the event that the independent auditors most recently
          ----------
selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 17, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     (c)  Reduction of Payments. If the Auditors determine that any Payment
          ---------------------
would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 17, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Section 17 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     (d)  Overpayments and Underpayments. As a result of uncertainty in the
          ------------------------------
application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an "Overpayment") or that additional Payments that will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

     (e)  Related Corporations. For purposes of this Section 18, the term
          ---------------------
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.
            ---------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.  DURATION AND AMENDMENTS.
             ------------------------

     (a)  Term of the Plan. The Plan, as set forth herein, shall become
          ----------------
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan. The Board of Directors may amend
          ------------------------------------
the Plan at any time and from time to time. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c)  Effect of Amendment or Termination. No Shares shall be issued or sold
          -----------------------------------
under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan, except with consent of the person to whom the Award was granted.

SECTION 20. NOTICE.
            -------

     Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

SECTION 21. EXECUTION.
            ----------

     To record the adoption of the Plan by the Board of Directors effective as of February 28, 2000, the Company has caused its authorized officer to execute the same.

                                    FECHTOR, DETWILER, MITCHELL & CO.



                                    By       /s/ James K. Mitchell
                                       -------------------------------
                                                   Chairman

-------------------------------------------------------------------------------



                       FECHTOR, DETWILER, MITCHELL & CO.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints James Mitchell and Stephen Frank, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Fechtor, Detwiler, Mitchell & Co. (the "Company") held of record by the undersigned as of March 31, 2000 at the Annual Meeting of Stockholders of the Company, to be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California, on May 22, 2000, at 10:00 a.m., Pacific Daylight Savings Time, and at any and all adjournments thereof, upon the following matters:

                        ANNUAL MEETING OF SHAREHOLDERS

               (continued and to be signed on the reverse side)





-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

-------------------------------------------------------------------------------
                                                      Please mark your
                                                      vote as this        [X]


                                                      FOR    AGAINST    ABSTAIN
(1)  Proposal to approve the Fechtor,
     Detwiler, Mitchell & Co. 2000 Omnibus
     Equity Incentive Plan.                           [_]      [_]        [_]

                                                      FOR     WITHHOLD AUTHORITY
(2)  Proposal to elect the nominees Edward Baran
     and Edward Hughes as Directors.                  [_]            [_]

                                                      FOR    AGAINST    ABSTAIN
(3)  Proposal to ratify the selection of
     Deloitte and Touche LLP as the Company's
     independent auditors.                            [_]      [_]        [_]

(4) In accordance with the discretion of the proxy holders, upon such other matters as may properly come before the Annual
     Meeting and at any and all adjournments
     thereof.


                         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOREGOING PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                         IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS.
                   __
                     |

Signature or signatures of Stockholders
                                       ---------------------------------------

                                       ---------------------------------------

Dated:                     , 2000
      ---------------------

(Your signature should conform exactly to your name as printed hereon. Any co-owners may sign. Executors, administrators, trustees, etc. should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE